UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2017

FLIR SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Oregon	0-21918	93-0708501
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27700 SW Parkway Avenue Wilsonville, Oregon 97070 (503) 498-3547
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition.

On July 26, 2017, FLIR Systems, Inc. (the “Company”) issued a news release announcing (i) its financial results for the quarter and six months ended June 30, 2017, (ii) affirmation of expectations of revenue and earnings per share for the year ending December 31, 2017, and (iii) the declaration of a quarterly dividend.

The news release issued July 26, 2017 is furnished herewith as Exhibit 99.1 to this Report, and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

               99.1     News release issued by FLIR Systems, Inc. dated July 26, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on July 26, 2017.

FLIR SYSTEMS, INC.
(Registrant)

By:	/s/ Amit Singhi
Amit Singhi
Senior Vice President, Finance and Chief Financial Officer